SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (date of earliest event reported):     October 27, 1997


                    FINANCIAL ASSET SECURITIES CORP.,
                (as depositor under the Sale and Servicing
            Agreement, dated as of February 1, 1997, providing
           for the issuance of Financial Asset Securities Corp.,
               Mego Mortgage Home Loan Owner Trust 1997-1).

          (Exact name of registrant as specified in its charter)



              Delaware             333-29381         41-1869301
(State or Other Jurisdiction     (Commission         (I.R.S. Employer
of Incorporation)                 File Number)       Identification No.)


600 Steamboat Road
Greenwich, Connecticut                                06830
(Address of Principal Executive Offices)             (Zip Code)



Registrant's telephone number, including area code:   (203) 625-2700

Item 5.      Other Events

             On behalf of Mego Mortgage Home Loan Owner
             Trust 1997-1, a Trust created pursuant to the Sale and Servicing Agreement, dated February 1, 1997, by First Trust of New York, National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated October 27, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters
             (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due March 25, 2023.

             A.     Monthly Report Information:
                    Aggregate distribution information for the current distribution date October 27, 1997.

                    Principal    Interest     Ending Balance

       Cede & Co    $1,446,987.34 $492,923.97 $77,718,328.93

             B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

             C.     Have any deficiencies occurred?   NO.
                           Date:
                           Amount:

             D.     Were any amounts paid or are any amounts payable
                    under the Certificate Guaranty Insurance Policy?   NO
                           Amount:

             E. Are there any developments with respect to the Certificate Insurance Guaranty Policy? NONE.

             F.     Item 1: Legal Proceedings:       NONE

             G.     Item 2: Changes in Securities:   NONE

             H      Item 4: Submission of Matters to a Vote of
                    Certificatholders:  NONE

             I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

        Exhibit No.

             1.     Monthly Distribution Report dated October 27, 1997.


             MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-1
             HOME LOAN ASSET BACKED SECURITIES
                               SERIES 1997-1


                  CERTIFICATE HOLDERS' REPORT
Distribution Date:  27-Oct-97

       Beginning                                           Ending
      Certificate  Principal    Interest      Total     Certificate
Class   Balance   DistributionDistribution Distribution   Balance

 A-1  16311711.27  1446987.34    89306.62    1536293.96 14864723.93
 A-2  25950000.00        0.00   145968.75     145968.75 25950000.00
 A-3  10300000.00        0.00    59568.33      59568.33 10300000.00
 A-4  26603605.00        0.00   162503.69     162503.69 26603605.00
  S   85383785.48          NA    35576.58      35576.58 84238962.32
  R            NA        0.00        0.00          0.00        0.00

Total 79165316.27  1446987.34   492923.97    1939911.31 77718328.93

           AMOUNTS PER $1,000 UNIT                      Pass Through Rates

                                              Ending      Original    Current
       Principal    Interest     Total     Certificate  Pass-ThroughPass-Through
ClassDistribution DistributionDistribution   Balance      Int Rate    Int Rate

 A-1  62.10246094  3.83290215 65.93536309   637.9709841      6.5700%     6.5700%
 A-2   0.00000000  5.62500000  5.62500000  1000.0000000      6.7500%     6.7500%
 A-3   0.00000000  5.78333301  5.78333301  1000.0000000      6.9400%     6.9400%
 A-4   0.00000000  6.10833344  6.10833344  1000.0000000      7.3300%     7.3300%
  S            NA  0.39663233  0.39663233   939.1542372      0.5000%     0.5000%


                  Statement to Securityholders
     Sale and Servicing Agreement Dated February 1, 1997

i) Interest from Mortgagors / Master Servicer                        1008791.15
   Interest from Purchased Loans                                           0.00
   Interest from Defaulted Mortgage Loans                                336.17
                                                                     1009127.32

   Principal Collections (Regular Installments)                       134341.09
   Principal Collections (Curtailments and Paid in Fulls)             907630.79
   Principal from Purchased Loans                                          0.00
   Principal from Defaulted Mortgage Loans                                16.05
                                                                     1041987.93
Payments
Amount Deposited Pursuant to Section 5.01 (a) (3) - FHA Reserve Fund 2051115.25
Collected Amount                                                           0.00
Insured Payments                                                     2051115.25
Amount Available                                                           0.00
                                                                     2051115.25
ii)  Aggregate Pool Balance Information:
     Beginning Aggregate Principal Balance                          85383785.48
     less: Principal Collections (non-Defaulted Loans)               1041971.88
     Ending Aggregate Principal Balance                             84341813.60
     less: Balance of Defaulted Loans                                 102851.28
     Balance after the reduction of the Balance of Defaulted Loans  84238962.32

                                              Before       After
iii)  Note Factors:                       Distributions Distributions
          Class A-1                           0.7000734  0.63797098
          Class A-2                           1.0000000  1.00000000
          Class A-3                           1.0000000  1.00000000
          Class A-4                           1.0000000  1.00000000

                                Beginning    Computed   Distributed      Ending
iv)                             Shortfall     Amount       Amount     Shortfall
Interest Distributable Amount        0.00     457347.39   457347.39        0.00
Principal Distributable Amount       0.00    1144823.16  1144823.16        0.00
 (limited to the Overcolleralization Amount)
Distributable Excess Spread                   302164.18   302164.18        0.00
Guaranteed Principal Distribution Amount           0.00        0.00        0.00


v)   Excess Spread                                                    302164.18
     Distributable Excess Spread                                      302164.18

vi)  FHA Premium Account Deposit                                        5232.93
  Servicer Fee                                                         71153.15
  Master Servicer Fee                                                   5692.25
  Owner Trustee Fee                                                        0.00
  Master Servicer Reimbursement                                         5082.37
  Indenture Trustee Fee                                                 2668.24
  Premium                                                              21375.00
  Security Insurer Reimbursement Amount distributed to Insurer             0.00
  Successor Master Servicer Fees                                           0.00
  Other Fees                                                               0.00
  Excess Claim Amount                                                      0.00

vii)  Collateral Performance Percentages
        30+ Delinquency Percentage (Rolling Three Month)                 2.1607%
        60+ Delinquency Percentage (Rolling Three Month)                 1.2299%
        Annual Default Percentage (Three Month Average)                  0.9290%
        Cumulative Default Percentage                                    0.2198%
viii)  Overcollateralization Information:
         OC Multiple                                                       1.00
         Required OC Amount                                          7086033.14
         Overcollateralization Amount (before distributions)         6218469.21
         Overcollateralization Amount (after distributions)          6623484.67
ix)  Default Information:
                                                          Current    Cumulative
Principal Balance of Defaulted Home Loans                 102851.28   197145.51
Prin Balance of Credit Support Multiple Defaulted Loans   102851.28   197145.51
Unpaid Int on Credit Support Multiple Defaulted Loans       5082.37    10225.57

x)   FHA Insurance Information:

         Trust Designated Insurance Amount  (at the Cut-off Date)    2194698.00

                     Number      Number      Balance      Balance
                    Current    Cumulative Current Period Cumulative
    Claims Filed            0           0          0.00        0.00
    Claims Pending         12 NA              170705.58 NA
    Claims Paid             0           0          0.00        0.00

xi)   Distributions to the Residual Interest Instrument:       0.00


                                SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    FINANCIAL ASSET SECURITIES CORPORATION

                                 /s/ Mark LeMay
                                 Mark LeMay
                                 Vice President

Dated:       October 31, 1997